UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 17, 2007 (December 11, 2007)
Allied Waste Industries, Inc.
(Exact name of registrant as specified in charter)
Delaware
(State or other jurisdiction of incorporation)

1-14705	88-0228636
(Commission File Number)	(IRS Employer Identification No.)

18500 North Allied Way
Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (480) 627-2700
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

TABLE OF CONTENTS

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-3.1
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 11, 2007, the Board of Directors of Allied Waste Industries, Inc. (“Allied Waste”) adopted resolutions amending the Amended and Restated Bylaws (“Bylaws”). The principal purposes of the amendment and restatement were to (i) adopt a majority voting standard in uncontested director elections and (ii) provide mandatory indemnification and advancement of expenses only to directors and officers. In addition, the amendment and restatement modernizes Allied Waste’s Bylaws, which were last modified in 1997. The effective date of the Bylaws is December 11, 2007. The following is a summary of the substantive amendments to the Bylaws. Other amendments were made to clarify existing language but did not change the meaning. The summary does not purport to be complete as to all of the changes or, with respect to any given change, as to all aspects of such change. The summary is qualified in its entirety by reference to the Amended and Restated Bylaws of Allied Waste Industries, Inc., filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.
     1. Sections 1.1, 1.3 and 1.4 were amended to provide that meetings of stockholders may be conducted by means of remote communication in accordance with Section 211 of the General Corporation Law of the State of Delaware (the “General Corporation Law”).
     2. Section 1.1 was further amended to remove the requirement that each annual meeting of stockholders be held within 13 months after the date of the preceding annual meeting.
     3. Section 1.3 was further amended to permit notice of a meeting of stockholders by electronic transmission in accordance with Section 232 of the General Corporation Law. The amended provision also clarifies that an affidavit of the mailing or other permitted means of giving notice shall be prima facie evidence of the giving of such notice or report. Further, the amended Section 1.3 provides for the “householding” of notices (that is, it permits a single notice to be delivered to stockholders sharing an address if the notice is provided in accordance with the relevant rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 233 of the General Corporation Law).
     4. Section 1.6 was amended to provide that the Chief Executive Officer or, in his or her absence, the President, shall preside over stockholders’ meetings. Prior to the amendment and restatement, the Chairman of the Board or, in his or her absence, the Vice Chairman of the Board was to preside over such meetings. Section 1.6 was further amended to provide that (1) the Board of Directors may adopt rules and regulations for the conduct of the meeting of stockholders as it deems appropriate, (2) except to the extent inconsistent with such rules and regulations, the chairman of the meeting generally will have the right and authority to convene and adjourn the meeting and to prescribe other rules and regulations for the proper conduct of the meeting, (3) the chairman of the meeting has the right to declare, with justification, that a matter of business was not properly brought before the meeting and may declare that such matter not be transacted or considered and (4) unless otherwise mandated, the stockholders’ meetings do not need to be held in accordance with the rules of parliamentary procedure.
     5. Section 1.7 was amended to provide that once a quorum is present at any meeting of stockholders, any question or matter presented to the stockholders (other than the election of directors) shall be decided by the affirmative vote of the holders of a majority in voting power of Allied Waste stock present and entitled to vote thereon, except as otherwise provided by the Certificate of Incorporation, the Bylaws, applicable law or the rules and regulations of any stock exchange or other regulations to which Allied Waste or its stock is subject. Prior to the amendment and restatement, the voting standard set forth in the bylaws was not made expressly subject to the voting requirements imposed on Allied Waste by the stock exchange rules and regulations or other regulations applicable to Allied Waste or its stock. The portions of Section 1.7 providing for written ballot requirements were deleted. The plurality vote requirement for the election of directors was deleted from this section; the new voting standard for the election of directors now appears at Section 2.3. The provision dealing with the appointment of an inspector of elections was deleted from Section 1.7 and now appears, in a slightly expanded and modified form, at Section 1.11.
     6. Section 1.8(c) was amended to provide that, in the event of a written consent to corporate action or a related revocation, Allied Waste must engage independent inspectors of elections for the purpose of reviewing the number and validity of the consents and revocations. Prior to the amendment and restatement, the engagement of an independent inspector was discretionary.
     7. In accordance with the amendments to Section 219 of the General Corporation Law effective in 2000, Section 1.9 was amended to provide that the list of stockholders entitled to vote at any meeting of stockholders shall be open to examination by a stockholder (for any germane purpose and for a period of at least 10 days prior to the meeting) either on a reasonably accessible electronic network or during ordinary business hours at the principal place of business of Allied Waste. Prior to the amendment and restatement, Section 1.9 required the list of stockholders to be kept in the city where the meeting was to be held (as required by the version of Section 219 of the General Corporation Law in effect at the time that bylaw provision was adopted). Section 1.9 continues to require the list to be produced and kept at the place of the meeting during the whole time of the meeting and continues to provide that any stockholder present at the meeting may inspect the list.
     8. Sections 1.10 and 1.11 were combined to form a new Section 1.10 entitled “Notice of Stockholder Business and Nominations.” Section 1.10 now covers the requirements for any form of stockholder business or nomination to be brought before an annual or special meeting of stockholders. Prior to the amendment and restatement, Section 1.10 established the notice requirements to nominate a person for election as a director and Section 1.11 established the notice requirements to submit other proposals of business to be considered by the stockholders.
     Under Section 1.10 (both as amended and before the amendment), to bring any business or nomination before a meeting of stockholders, a proposing stockholder must give timely notice to Allied Waste. The amendment and restatement added the requirement that, if the matter proposed by the stockholder relates to something other than the nomination of a person for election as a director, the matter must constitute a proper matter for stockholder action.
     Under Section 1.10 as amended, a stockholder’s notice of business for an annual meeting must be delivered not later than 90 and not earlier than 120 days prior to the anniversary date of the preceding year’s annual meeting of stockholders (the “Anniversary Date”). Prior to the amendment, the notice was to be delivered between 75 and 120 days prior to the Anniversary Date. Under Section 1.10 as amended, if the annual meeting is scheduled on a date more than 30 days before or more than 70 days after the Anniversary Date, the stockholder’s notice must be delivered not earlier than 120 days prior to such annual meeting and not later than the later of 90 days prior to such annual meeting and the 10th day following Allied Waste’s public announcement of the scheduled meeting date. Prior to the amendment, if the annual meeting was scheduled on a date more than 30 days before or more than 60 days after the Anniversary Date, the stockholder’s notice had to be delivered no later than later of the 75th day prior to the scheduled annual meeting and the 15th day following Allied Waste’s public announcement of the scheduled meeting date. Section 1.10 was also amended to clarify that in addition to a public announcement of an adjournment, a public announcement of a postponement of a meeting shall not commence a new time period, or extend, any time period for purposes of these timing requirements.
     Section 1.10 also provides that where the number of directors to be elected is increased and there is no public announcement naming all of the nominees for the additional directorships at least 100 days prior to the Anniversary Date (as opposed to 75 days prior to the Anniversary Date, as was the case under Section 1.10 prior to the amendments), a stockholder’s notice must be delivered not later than the close of business on the 10th day following the date on which the public announcement is made (rather than the 15th day following the public announcement, as was the case under Section 1.10 prior to the amendments).
     The amended Section 1.10 adds to the requirements for a valid notice of stockholder business by providing that the notice must contain the text of any resolutions proposed for consideration and, in the event that the business proposed includes a bylaw amendment, the language of the proposed amendment. The amended provision also requires certain information with regard to the beneficial owner on whose behalf the nomination or proposal is made. The stockholder submitting notice must also represent whether he or she intends to deliver a proxy statement to other stockholders or to otherwise solicit proxies from stockholders in support of such proposal or nomination. With respect to notice of nominations, the amended Section 1.10 deletes the specific requirement that a stockholder making the nomination must describe all arrangements or understandings between such stockholder and each nominee. However, Allied Waste may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of the proposed nominee to serve as director. Further, Section 1.10 includes new language that clarifies that the notice requirements are deemed satisfied if in compliance with the applicable rules and regulations under the Exchange Act and such proposal or nomination has been included in Allied Waste’s proxy statement for such annual meeting. The amended Section 1.10 removes the requirement that a stockholder presenting a proposal for any business must provide the names and addresses of other stockholders known by the stockholder proposing such business to support such proposal, and the class and number of shares of Allied Waste’s stock beneficially owned by such other stockholders.
     As to matters other than the election of directors, the amended Section 1.10 continues to provide that the only business that may be conducted at a special meeting of stockholders is that which is proposed by Allied Waste. However, the amended Section 1.10 now gives stockholders certain rights to nominate candidates for election at special meetings where directors are to be elected if the requirements set forth in the bylaws are met.

These requirements include, among others, that the stockholder deliver a valid notice not earlier than 120 days prior to such meeting and not later than the later of 90 days prior to such meeting and the 10th day following Allied Waste’s public announcement of the scheduled meeting date (and the nominees to be considered at the meeting).
     Section 1.10 as amended clarifies the ability of the chairman of the meeting to (a) determine whether a nomination or business proposed to be brought before the meeting was made in accordance with the procedures set forth in Section 1.10 and (b) if such proposal or nomination is not in compliance, declare that such nomination shall be disregarded or that such proposed business shall not be transacted. The amendment adds language that if the stockholder (or qualified representative) does not appear at the meeting to present a nomination or proposed business, such nomination shall be disregarded or such proposed business shall not be transacted.
     Section 1.10 adds language to define the term “public announcement” as a disclosure in a press release by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by Allied Waste with the Securities and Exchange Commission.
     The amended Section 1.10 adds a provision clarifying that nothing in Section 1.10 shall be deemed to affect any rights of stockholders to request inclusion of proposals or nominations in Allied Waste’s proxy statement or any rights of the holders of any series of preferred stock to elect directors pursuant to the applicable provisions of Allied Waste’s Certificate of Incorporation. Amended Section 1.10 also adds a provision requiring stockholders to comply with the Exchange Act and all rules and regulations thereunder with respect to the submission of nominations or other proposed business.
     9. A new Section 1.11 was added that authorizes the Board of Directors, the Chief Executive Officer or any other officer designated by the Board of Directors to appoint one or more inspectors of election having such powers and duties set forth in Section 231 of the General Corporation Law prior to any meeting of stockholders. If no inspector or alternate has been appointed prior to any meeting, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector shall take and sign an oath to execute the duties with strict impartiality and to the best of his or her ability. The inspectors shall have the duties prescribed by law. Section 1.11 further provides that the chairman of the meeting shall fix and announce the opening and closing of the polls for each matter upon which the stockholders shall vote at a meeting.
     10. Section 2.1 was amended to eliminate “property” from the list of things managed by or under the direction of the Board of Directors. As amended, Section 2.1, in accordance with Section 141(a) of the General Corporation Law, provides that the business and affairs of Allied Waste are managed by or under the direction of the Board of Directors.
     11. Section 2.3 was amended to modify the procedure by which directors are elected. Under Section 2.3 as amended, each director in any uncontested election is elected by the vote of a majority of the votes cast, meaning the votes cast “for” the director’s election exceed the votes cast “against” the director’s election, with “abstentions” and “broker non-votes” not counting as votes cast either “for” or “against” that director’s election. Prior to the amendment and restatement, directors were elected by a plurality of the votes cast. In any contested election (i.e., an election where, as of a specified date prior to the meeting, the number of nominees exceeds the number of directors to be elected), the plurality vote standard continues to apply. Under the new “majority voting” bylaw, an incumbent director may become a nominee for further service on the Board of Directors if the incumbent director submits an irrevocable resignation that is contingent on receiving a majority vote in an uncontested election and the Board of Directors’ acceptance of such resignation. If the incumbent director does not receive a majority vote in an uncontested election, a committee designated by the Board of Directors will recommend to the Board of Directors whether to accept or reject the resignation. The Board of Directors will decide, and make a public disclosure of its decision, providing the rationale behind its decision within 90 days if the resignation is rejected. Section 2.3 was further amended to allow directors to give notice of resignation by electronic transmission. When a director resigns, such resignation is effective either at the time specified therein, or upon receipt by the Board of Directors. The Board of Directors may either fill the vacancy or decrease the size of the Board of Directors. The portion of Section 2.3 that allowed vacancies on the Board of Directors to be filled by a plurality of stockholder votes was deleted and replaced by a provision allowing a sole remaining director to fill the vacancy. Portions of Section 2.3 relating to the removal of a director for cause were deleted.
     12. Section 2.5 was amended to remove the ability of the President, Vice President and Secretary to call a special meeting of the Board of Directors and to vest this ability in the Chairman of the Board of Directors, the Chief Executive Officer or any member of the Board of Directors. Under the amended Section 2.5, notice of the special meeting may now be provided by any form of electronic transmission.This would include, among other means of communication, fax and email, which were not previously covered by this section. Under the amended Section 2.5, notice of a special Board of Directors meeting must be made least 24 hours (rather than 2 days) before the meeting.

     13. Section 2.8 was amended to allow the Lead Director to preside over a meeting of the Board of Directors if the Chairman of the Board is not present, and it allows the Vice Chairman of the Board to preside over a meeting if the Lead Director is absent, and was further amended to allow the Chief Executive Officer, instead of the President, to preside over a meeting of the Board of Directors in the absence of the Vice Chairman of the Board.
     14. Section 2.9 was amended to clarify that the Board of Directors or any board committee may take action without a meeting if all of the members of the Board or committee consent to the action in writing or by electronic transmission. Prior to the amendment, Section 2.9 did not reference consents provided by electronic transmission, which are now expressly authorized under Section 141(f) of the General Corporation Law.
     15. Section 3.1 was amended to indicate that Allied Waste has elected to be governed by Section 141(c)(2) of the General Corporation Law. Section 141(c) relates to the establishment of committees of the board and the delegation of authority to those committees. Section 141(c)(1) applies to corporations organized prior to July 1, 1996 that have not elected to be governed by Section 141(c)(2). Section 141(c)(2), which applies to all other corporations, provides boards of directors with greater flexibility in the establishment of and delegation of authority to committees than does Section 141(c)(1). Consistent with its election to be governed by Section 141(c)(2), additional provisions of Section 3.1 relating to limitations on the authority of board-appointed committees were deleted.
     16. Section 4.2 was amended to broaden the powers of the officers of Allied Waste to include powers and duties that generally pertain to their respective offices, subject to the control of the Board of Directors.
     17. Section 5.1 was amended to include a provision that states that shares of the Corporation shall be represented by certificates unless the Board of Directors provides by resolution that some or all of any class or series of stock shall be uncertificated. Section 5.1 was also amended to clarify that holders of shares represented by certificates shall have the right to a properly signed certificate.
     18. Article VI was amended so that mandatory indemnification applies only to directors and officers of Allied Waste, including when those officers and directors are acting on behalf of another enterprise at the direction of Allied Waste. Indemnification of employees and agents of Allied Waste under the Bylaws is now permissive.
     19. Section 6.1 was amended to provide that, notwithstanding the otherwise applicable mandatory indemnification provisions, Allied Waste is not required to indemnify a director or officer in any action, suit or proceeding commenced by that director or officer unless such action, suit or proceeding is specifically authorized by the Board of Directors.
     20. Section 6.2 was amended to specifically include the Delaware Court of Chancery as a court that may adjudge liability that will preclude a director or officer from being indemnified by the Corporation. Section 6.2 was further amended to provide that, notwithstanding the otherwise applicable mandatory indemnification provisions, Allied Waste is not required to indemnify a director or officer in any action, suit or proceeding commenced by that director or officer unless such action, suit or proceeding is specifically authorized by the Board of Directors.
     21. Section 6.4 was amended to provide, in accordance with Section 145(d) of the General Corporation Law, that the determination of a person’s right to indemnification shall be made, with respect to a person who is a director or officer of Allied Waste at the time of the determination, (1) by the Board of Directors by a majority vote of directors who are not parties to such action, suit or proceeding, (2) by a committee designated by those directors, (3) if there are no such directors (or if those directors so direct), by independent counsel, or (4) by the stockholders. Previously, the Bylaws provided that a determination was required to be made with respect to all indemnitees (including former directors and officers) by a majority of a quorum of directors not party to the action or, if no such quorum was obtainable (or if a majority of the quorum so directed), by independent counsel, or by the stockholders.
     22. Section 6.5 was amended to change the language mandating advance payment of expenses incurred by employees or agents of Allied Waste in defending certain actions, suits or proceedings to make such advance payments discretionary rather than mandatory.
     23. A new Section 6.6 was inserted which provides that if a bona fide claim for indemnification (following a final disposition of such action, suit or proceeding) or advancement of expenses under Article VI is not paid within thirty days of Allied Waste’s receipt of the claim, the claimant may file suit to recover the amount covered by the claim and, if successful in whole or in part, may recover such amounts as well as expenses related to litigating the suit to the fullest extent permitted by law. Section 6.6 also allocates to Allied Waste the burden of proving that the person seeking indemnification or an advancement is not entitled to indemnification or advancement.
     24. Section 7.3, as in effect prior to the amendment and restatement, was deleted in its entirety. This section provided that contracts or transactions between Allied Waste and one or more of its directors or officers (or between Allied Waste and another entity in which one or more of Allied Waste’s directors or officers have a financial interest) would not be rendered void or voidable solely for that reason if there was proper disclosure of the relationship and the contract or transaction and the transaction was approved by the disinterested directors or a good faith vote of the stockholders, or the terms of the contract or transaction were fair at the time authorized or ratified by the board or the stockholders. This Section essentially restated Section 144 of the General Corporation Law and was viewed to be unnecessary.
     25. Section 7.3, which appeared as Section 7.4 prior to the amendment and restatement, was amended to add the requirement that records maintained by Allied Waste be kept in a form that can be directly reproduced in paper form.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
No.	Description

3.1	Amended and Restated Bylaws of Allied Waste Industries, Inc., as of December 11, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2007	ALLIED WASTE INDUSTRIES, INC.
	By:	/s/ Peter S. Hathaway
Peter S. Hathaway
Executive Vice President and Chief Financial Officer